UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05719

BNY Mellon Stock Index Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2021

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Stock Index Fund, Inc.

ANNUAL REPORT December 31, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2021 through December 31, 2021, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll and Marlene Walker Smith, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2021, BNY Mellon Stock Index Fund, Inc.’s (the “fund”) Initial Shares produced a total return of 28.40%, and its Service Shares produced a total return of 28.11%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 28.70% for the same period.2,3

U.S. equities rose during the reporting period, supported by government stimulus programs, accommodative central bank policies, strong corporate earnings and improving investor sentiment as vaccines for the COVID-19 pandemic rolled out. Large-cap stocks generally outperformed their small- and mid-cap counterparts. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index. The fund generally invests in all 500 stocks in the Index in proportion to their weighting in the Index. The fund may also use stock index futures contracts, whose performance is tied to the Index, or invest in exchange-traded funds, typically when the fund’s available cash balances cannot otherwise be efficiently or effectively invested directly.

Equities Advance Despite Pandemic-Related Challenges

In the wake of a sharp recovery from COVID-19-related losses in 2020, U.S. equities made further headway in 2021. Although fresh lockdowns were enforced in some locations, the accelerating rollout of COVID-19 vaccination programs bolstered investors’ risk appetite. By contrast, the impact of monetary accommodation, which provided critical support for financial asset prices, proved more complex. With reflation underway and an elevated pace of growth expected in the second half of the year, investors began to anticipate a dialing back of the exceptional levels of monetary stimulus provided earlier in the pandemic. This contributed to a sharp rise in government bond yields early in 2021, with the long end of the U.S. Treasury market experiencing its worst quarter since 1980. The nature of fiscal stimulus also continued to evolve as President Biden formally announced his long-awaited $2 trillion infrastructure program.

U.S. equities continued to advance during the second half of the period, albeit at a slower pace, drawing strength from an impressive slate of U.S. economic data, robust corporate earnings and further evidence that vaccination programs could be paving the way for a full reopening of economies. However, headwinds emerged as the widening scope of regulatory intervention within China unnerved investors, as did debt-related problems in the Chinese real estate industry that threatened a broader crisis in the property and financial sectors. Globally, higher energy prices, goods shortages and wage-inflation numbers led to the suggestion that monetary stimulus could be ‘tapered’ and interest rates moved higher.

Nevertheless, U.S. equities continued on an upward trajectory, taking the prospect of monetary policy tightening and the lack of legislative progress for President Biden’s ‘Build Back Better’ bill in their stride, until the new COVID-19 Omicron variant was detected in the United States in December. Omicron’s highly transmissible profile initially provoked draconian responses from several governments, which, in turn, undermined risk appetite. Risk assets also reacted negatively to incrementally more hawkish rhetoric regarding the tapering of the Fed’s asset-purchase program that emerged from the Fed’s December meeting. However, after a brief downturn, large-cap equities recovered into the end of the year, implying that such concerns had already been well discounted.

Market Continues to Advance Broadly

Despite the challenges described above, ten of eleven sectors in the Index generated positive returns. Of course, some sectors appreciated more strongly than others. The energy sector proved volatile, rising and falling with oil and gas prices, but leading the market’s rise for the period as a whole. Real estate benefited from robust housing demand, while commercial real estate began to rebound from pandemic-related lockdowns and work-from-home trends. Financials also outperformed the broader market as rising interest rates and a steeper yield curve improved balance sheets and enhanced revenues for diversified, regional and investment banks. Information technology stocks, which had led the market’s rise in 2020, slowed their advance; however, the communications equipment, software and semiconductor subsectors continued to outperform.

Only the communication services sector generated negative returns, pulled down by weak returns in wireless telecommunications services and, to a lesser extent, the entertainment, media and diversified telecommunication services subsectors. Utilities lagged the broader market, due to high valuations, rising interest rates and the impact of high commodity prices on the transition to green energy in the independent power and renewable energy industry. Consumer staples, another sector that had performed well in 2020, significantly trailed the Index in 2021 as investors sought greater growth opportunities in other sectors.

Expecting Moderate, Continued Growth

With the economy continuing to recover from the effects of COVID-19, despite the pandemic’s lingering impact, we expect to see further economic growth ahead, albeit at a somewhat slower pace than in 2021. At the same time, equity markets are likely to face headwinds in the coming months, making the exceptionally strong returns of the current reporting period less likely to be repeated in the near future. Increasing inflationary pressures, driven by strong demand and supply-chain disruptions, have increased the possibility that the Fed may soon taper its asset-buying program and eventually begin to raise interest rates, removing some support for equity markets and signaling a phase of slower economic growth. While inflationary pressures may moderate somewhat as the supply chain untangles, tight labor market conditions currently show no signs of easing. On the other

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

hand, rising interest rates are likely to continue to constrain fixed-income markets, leaving investors with few options as attractive as equities.

January 18, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500™,”and “S&P 500®” are trademarks of Standard & Poor’s Financial Services LLC (“Standard & Poor’s”) and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s does not make any representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Stock Index Fund, Inc. made available through insurance products may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Stock Index Fund, Inc. with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical investment of $10,000 made in Initial shares and Service shares of BNY Mellon Stock Index Fund, Inc. on 12/31/11 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2021
	1 Year	5 Years	10 Years
Initial shares	28.40%	18.17%	16.26%
Service shares	28.11%	17.87%	15.97%
S&P 500® Index	28.70%	18.47%	16.54%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Stock Index Fund, Inc. from July 1, 2021 to December 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2021

	Initial Shares	Service Shares
Expenses paid per $1,000†	$1.39	$2.72
Ending value (after expenses)	$1,115.30	$1,114.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2021

	Initial Shares	Service Shares
Expenses paid per $1,000†	$1.33	$2.60
Ending value (after expenses)	$1,023.89	$1,022.63
†

Expenses are equal to the fund’s annualized expense ratio of .26% for Initial Shares and .51% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2021

Description	Shares		Value ($)
Common Stocks - 99.6%
Automobiles & Components - 2.7%
Aptiv	22,360	[a]	3,688,282
BorgWarner	19,079		859,891
Ford Motor	321,556		6,678,718
General Motors	120,164	[a]	7,045,215
Tesla	67,035	[a]	70,841,247
			89,113,353
Banks - 3.9%
Bank of America	591,036		26,295,192
Citigroup	160,831		9,712,584
Citizens Financial Group	36,156		1,708,371
Comerica	11,824		1,028,688
Fifth Third Bancorp	56,560		2,463,188
First Republic Bank	14,565		3,007,818
Huntington Bancshares	121,125		1,867,748
JPMorgan Chase & Co.	242,620		38,418,877
KeyCorp	77,989		1,803,886
M&T Bank	10,428		1,601,532
People's United Financial	38,126		679,405
Regions Financial	81,156		1,769,201
Signature Bank	4,844		1,566,889
SVB Financial Group	4,849	[a]	3,288,786
The PNC Financial Services Group	35,178		7,053,893
Truist Financial	107,794		6,311,339
U.S. Bancorp	111,667		6,272,335
Wells Fargo & Co.	327,206		15,699,344
Zions Bancorp	13,795		871,292
			131,420,368
Capital Goods - 5.1%
3M	47,005		8,349,498
A.O. Smith	10,564		906,919
Allegion	7,481		990,784
AMETEK	19,062		2,802,876
Carrier Global	68,996		3,742,343
Caterpillar	44,306		9,159,822
Cummins	11,535		2,516,245
Deere & Co.	23,050		7,903,614
Dover	12,249		2,224,418
Eaton	32,979		5,699,431
Emerson Electric	49,443		4,596,716
Fastenal	47,399		3,036,380
Fortive	30,232		2,306,399

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Capital Goods - 5.1% (continued)
Fortune Brands Home & Security	11,066		1,182,955
Generac Holdings	5,162	[a]	1,816,611
General Dynamics	19,179		3,998,246
General Electric	90,898		8,587,134
Honeywell International	56,410		11,762,049
Howmet Aerospace	30,840		981,637
Huntington Ingalls Industries	3,633		678,426
IDEX	5,896		1,393,343
Illinois Tool Works	23,714		5,852,615
Ingersoll Rand	33,163		2,051,795
Johnson Controls International	58,898		4,788,996
L3Harris Technologies	16,609		3,541,703
Lockheed Martin	20,399		7,250,009
Masco	19,908		1,397,940
Northrop Grumman	12,445		4,817,086
Otis Worldwide	35,072		3,053,719
PACCAR	28,619		2,525,913
Parker-Hannifin	10,665		3,392,750
Pentair	13,242		967,063
Quanta Services	11,904		1,364,913
Raytheon Technologies	122,973		10,583,056
Rockwell Automation	9,575		3,340,239
Roper Technologies	8,716		4,287,052
Snap-on	3,985		858,289
Stanley Black & Decker	13,431		2,533,355
Textron	19,091		1,473,825
The Boeing Company	45,628	[a]	9,185,829
Trane Technologies	19,639		3,967,667
TransDigm Group	4,319	[a]	2,748,093
United Rentals	5,920	[a]	1,967,157
W.W. Grainger	3,561		1,845,453
Westinghouse Air Brake Technologies	15,991		1,472,931
Xylem	15,320		1,837,174
			171,740,468
Commercial & Professional Services - .9%
Cintas	7,230		3,204,119
Copart	17,924	[a]	2,717,637
Equifax	10,048		2,941,954
IHS Markit	32,955		4,380,379
Jacobs Engineering Group	11,032		1,535,985
Leidos Holdings	11,995		1,066,356
Nielsen Holdings	32,535		667,293
Republic Services	16,724		2,332,162

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Commercial & Professional Services - .9% (continued)
Robert Half International	9,354		1,043,158
Rollins	18,259		624,640
Verisk Analytics	13,059		2,986,985
Waste Management	32,048		5,348,811
			28,849,479
Consumer Durables & Apparel - 1.1%
D.R. Horton	26,868		2,913,835
Garmin	12,379		1,685,648
Hasbro	9,805		997,953
Lennar, Cl. A	22,478		2,611,044
Mohawk Industries	4,870	[a]	887,217
Newell Brands	34,289		748,872
NIKE, Cl. B	104,944		17,491,016
NVR	261	[a]	1,542,215
PulteGroup	20,773		1,187,385
PVH	5,827		621,450
Ralph Lauren	4,329		514,545
Tapestry	22,236		902,782
Under Armour, Cl. A	16,914	[a]	358,408
Under Armour, Cl. C	16,990	[a]	306,500
VF	26,607		1,948,165
Whirlpool	5,028		1,179,870
			35,896,905
Consumer Services - 1.9%
Booking Holdings	3,400	[a]	8,157,382
Caesars Entertainment	17,947	[a]	1,678,583
Carnival	64,882	[a]	1,305,426
Chipotle Mexican Grill	2,323	[a]	4,061,185
Darden Restaurants	10,556		1,590,156
Domino's Pizza	2,979		1,681,139
Expedia Group	12,306	[a]	2,223,940
Hilton Worldwide Holdings	23,027	[a]	3,591,982
Las Vegas Sands	29,452	[a]	1,108,573
Marriott International, Cl. A	22,013	[a]	3,637,428
McDonald's	61,242		16,417,143
MGM Resorts International	33,375		1,497,870
Norwegian Cruise Line Holdings	30,239	[a]	627,157
Penn National Gaming	12,810	[a,b]	664,199
Royal Caribbean Cruises	18,232	[a]	1,402,041
Starbucks	97,654		11,422,588
Wynn Resorts	8,483	[a]	721,394
Yum! Brands	24,394		3,387,351
			65,175,537

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Diversified Financials - 4.9%
American Express	52,288		8,554,317
Ameriprise Financial	9,167		2,765,317
Berkshire Hathaway, Cl. B	150,966	[a]	45,138,834
BlackRock	11,849		10,848,470
Capital One Financial	34,069		4,943,071
Cboe Global Markets	8,546		1,114,398
CME Group	29,722		6,790,288
Discover Financial Services	24,164		2,792,392
FactSet Research Systems	3,111		1,511,977
Franklin Resources	24,306		814,008
Intercontinental Exchange	46,604		6,374,029
Invesco	29,757		685,006
MarketAxess Holdings	3,053		1,255,607
Moody's	12,984		5,071,291
Morgan Stanley	117,933		11,576,303
MSCI	6,817		4,176,708
Nasdaq	9,918		2,082,879
Northern Trust	17,747		2,122,719
Raymond James Financial	14,977		1,503,691
S&P Global	19,955	[b]	9,417,363
State Street	30,183		2,807,019
Synchrony Financial	46,449		2,154,769
T. Rowe Price Group	18,760		3,688,966
The Bank of New York Mellon	61,161		3,552,231
The Charles Schwab	123,926		10,422,177
The Goldman Sachs Group	27,918		10,680,031
			162,843,861
Energy - 2.7%
APA	30,031		807,534
Baker Hughes	71,352		1,716,729
Chevron	158,854		18,641,517
ConocoPhillips	108,660		7,843,079
Coterra Energy	63,379		1,204,201
Devon Energy	51,656		2,275,447
Diamondback Energy	13,759		1,483,908
EOG Resources	48,285		4,289,157
Exxon Mobil	348,068		21,298,281
Halliburton	72,525		1,658,647
Hess	21,683		1,605,192
Kinder Morgan	160,719		2,549,003
Marathon Oil	67,602		1,110,025
Marathon Petroleum	52,736		3,374,577
Occidental Petroleum	75,152		2,178,656

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Energy - 2.7% (continued)
ONEOK	37,997		2,232,704
Phillips 66	36,122		2,617,400
Pioneer Natural Resources	18,747		3,409,704
Schlumberger	115,588		3,461,861
The Williams Companies	100,204		2,609,312
Valero Energy	32,628		2,450,689
			88,817,623
Food & Staples Retailing - 1.4%
Costco Wholesale	36,326		20,622,270
Sysco	42,267		3,320,073
The Kroger Company	56,029		2,535,873
Walgreens Boots Alliance	59,287		3,092,410
Walmart	117,251		16,965,047
			46,535,673
Food, Beverage & Tobacco - 2.9%
Altria Group	151,169		7,163,899
Archer-Daniels-Midland	46,150		3,119,278
Brown-Forman, Cl. B	14,720		1,072,499
Campbell Soup	15,925		692,101
Conagra Brands	41,304		1,410,532
Constellation Brands, Cl. A	13,883		3,484,217
General Mills	50,032		3,371,156
Hormel Foods	22,655		1,105,791
Kellogg	21,651		1,394,757
Lamb Weston Holdings	13,124		831,799
McCormick & Co.	20,203		1,951,812
Molson Coors Beverage, Cl. B	16,874		782,110
Mondelez International, Cl. A	115,705		7,672,399
Monster Beverage	31,892	[a]	3,062,908
PepsiCo	113,553		19,725,292
Philip Morris International	127,339		12,097,205
The Coca-Cola Company	318,967		18,886,036
The Hershey Company	11,884		2,299,197
The J.M. Smucker Company	9,235		1,254,298
The Kraft Heinz Company	56,202		2,017,652
Tyson Foods, Cl. A	25,227		2,198,785
			95,593,723
Health Care Equipment & Services - 5.8%
Abbott Laboratories	145,678		20,502,722
ABIOMED	3,909	[a]	1,403,996
Align Technology	6,075	[a]	3,992,368
AmerisourceBergen	12,156		1,615,411
Anthem	19,790		9,173,457

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Health Care Equipment & Services - 5.8% (continued)
Baxter International	41,300		3,545,192
Becton Dickinson & Co.	23,763		5,975,919
Boston Scientific	117,776	[a]	5,003,124
Cardinal Health	24,950		1,284,676
Centene	48,186	[a]	3,970,526
Cerner	24,088		2,237,053
Cigna	27,236		6,254,203
CVS Health	109,071		11,251,764
DaVita	5,804	[a]	660,263
Dentsply Sirona	18,394		1,026,201
DexCom	8,003	[a]	4,297,211
Edwards Lifesciences	51,582	[a]	6,682,448
HCA Healthcare	19,652		5,048,992
Henry Schein	11,736	[a]	909,892
Hologic	20,489	[a]	1,568,638
Humana	10,628		4,929,904
IDEXX Laboratories	7,035	[a]	4,632,266
Intuitive Surgical	29,540	[a]	10,613,722
Laboratory Corp. of America Holdings	7,908	[a]	2,484,773
McKesson	12,487		3,103,894
Medtronic	109,871		11,366,155
Quest Diagnostics	9,869		1,707,436
ResMed	12,007		3,127,583
Steris	8,137		1,980,627
Stryker	27,782		7,429,462
Teleflex	3,567		1,171,688
The Cooper Companies	4,164		1,744,466
UnitedHealth Group	77,523		38,927,399
Universal Health Services, Cl. B	5,999		777,830
Zimmer Biomet Holdings	17,082		2,170,097
			192,571,358
Household & Personal Products - 1.6%
Church & Dwight	19,482		1,996,905
Colgate-Palmolive	69,786		5,955,537
Kimberly-Clark	27,835		3,978,178
The Clorox Company	9,955		1,735,754
The Estee Lauder Companies, Cl. A	19,182		7,101,176
The Procter & Gamble Company	199,574		32,646,315
			53,413,865
Insurance - 1.8%
Aflac	49,834		2,909,807
American International Group	67,782		3,854,085
Aon, Cl. A	18,020		5,416,091

Description	Shares	Value ($)
Common Stocks - 99.6% (continued)
Insurance - 1.8% (continued)
Arthur J. Gallagher & Co.	17,245	2,925,959
Assurant	4,641	723,346
Brown & Brown	18,715	1,315,290
Chubb	35,460	6,854,773
Cincinnati Financial	12,123	1,381,173
Everest Re Group	3,167	867,505
Globe Life	7,353	689,123
Lincoln National	14,784	1,009,156
Loews	17,703	1,022,525
Marsh & McLennan	41,933	7,288,794
MetLife	60,204	3,762,148
Principal Financial Group	20,144	1,457,016
Prudential Financial	31,964	3,459,783
The Allstate	23,813	2,801,599
The Hartford Financial Services Group	28,356	1,957,698
The Progressive	48,394	4,967,644
The Travelers Companies	20,591	3,221,050
W.R. Berkley	10,409	857,598
Willis Towers Watson	10,564	2,508,844
		61,251,007
Materials - 2.6%
Air Products & Chemicals	18,317	5,573,130
Albemarle	9,548	2,232,036
Amcor	130,865	1,571,689
Avery Dennison	6,703	1,451,669
Ball	26,738	2,574,067
Celanese	8,989	1,510,691
CF Industries Holdings	17,236	1,219,964
Corteva	60,559	2,863,230
Dow	61,634	3,495,880
DuPont de Nemours	43,222	3,491,473
Eastman Chemical	11,525	1,393,488
Ecolab	19,888	4,665,526
FMC	10,315	1,133,515
Freeport-McMoRan	121,406	5,066,272
International Flavors & Fragrances	20,552	3,096,159
International Paper	33,054	1,552,877
Linde	42,287	14,649,485
LyondellBasell Industries, Cl. A	21,751	2,006,095
Martin Marietta Materials	5,306	2,337,399
Newmont	66,055	4,096,731
Nucor	23,305	2,660,266
Packaging Corp. of America	7,196	979,735

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Materials - 2.6% (continued)
PPG Industries	19,586		3,377,410
Sealed Air	12,815		864,628
The Mosaic Company	30,949		1,215,986
The Sherwin-Williams Company	20,048		7,060,104
Vulcan Materials	10,570		2,194,121
WestRock	23,557		1,044,989
			85,378,615
Media & Entertainment - 9.0%
Activision Blizzard	63,465		4,222,326
Alphabet, Cl. A	24,754	[a]	71,713,328
Alphabet, Cl. C	23,103	[a]	66,850,610
Charter Communications, Cl. A	10,140	[a]	6,610,976
Comcast, Cl. A	376,463		18,947,383
Discovery, Cl. A	14,333	[a,b]	337,399
Discovery, Cl. C	26,606	[a]	609,277
DISH Network, Cl. A	20,675	[a]	670,697
Electronic Arts	23,511		3,101,101
Fox, Cl. A	27,874		1,028,551
Fox, Cl. B	13,885		475,839
Live Nation Entertainment	10,908	[a,b]	1,305,579
Match Group	23,050	[a]	3,048,363
Meta Platforms, Cl. A	195,064	[a]	65,609,776
Netflix	36,552	[a]	22,020,387
News Corporation, Cl. A	30,833		687,884
News Corporation, Cl. B	9,746		219,285
Omnicom Group	18,009		1,319,519
Take-Two Interactive Software	9,823	[a]	1,745,744
The Interpublic Group of Companies	31,591		1,183,083
The Walt Disney Company	149,397	[a]	23,140,101
Twitter	65,937	[a]	2,849,797
ViacomCBS, Cl. B	50,676		1,529,402
			299,226,407
Pharmaceuticals Biotechnology & Life Sciences - 7.5%
AbbVie	145,091		19,645,321
Agilent Technologies	25,085		4,004,820
Amgen	47,024		10,578,989
Biogen	12,301	[a]	2,951,256
Bio-Rad Laboratories, Cl. A	1,731	[a]	1,307,892
Bio-Techne	3,056		1,580,991
Bristol-Myers Squibb	182,841		11,400,136
Catalent	13,871	[a]	1,775,904
Charles River Laboratories International	4,081	[a]	1,537,639
Danaher	52,830		17,381,598

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 7.5% (continued)
Eli Lilly & Co.	65,538		18,102,906
Gilead Sciences	103,779		7,535,393
Illumina	12,874	[a]	4,897,785
Incyte	14,987	[a]	1,100,046
IQVIA Holdings	15,841	[a]	4,469,380
Johnson & Johnson	216,433		37,025,193
Merck & Co.	207,548		15,906,479
Mettler-Toledo International	1,907	[a]	3,236,579
Moderna	29,064	[a]	7,381,675
Organon & Co.	22,483		684,607
PerkinElmer	10,518		2,114,749
Pfizer	463,057		27,343,516
Regeneron Pharmaceuticals	8,696	[a]	5,491,698
Thermo Fisher Scientific	32,341		21,579,209
Vertex Pharmaceuticals	21,447	[a]	4,709,761
Viatris	97,671		1,321,489
Waters	4,818	[a]	1,795,187
West Pharmaceutical Services	6,097		2,859,554
Zoetis	39,240		9,575,737
			249,295,489
Real Estate - 2.7%
Alexandria Real Estate Equities	11,541	[c]	2,573,181
American Tower	37,467	[c]	10,959,097
AvalonBay Communities	11,514	[c]	2,908,321
Boston Properties	11,462	[c]	1,320,193
CBRE Group, Cl. A	27,695	[a]	3,005,184
Crown Castle International	35,554	[c]	7,421,542
Digital Realty Trust	23,355	[c]	4,130,799
Duke Realty	30,823	[c]	2,023,222
Equinix	7,426	[c]	6,281,208
Equity Residential	28,079	[c]	2,541,150
Essex Property Trust	5,140	[c]	1,810,462
Extra Space Storage	10,935	[c]	2,479,293
Federal Realty Investment Trust	5,840	[c]	796,109
Healthpeak Properties	45,490	[c]	1,641,734
Host Hotels & Resorts	62,747	[a,c]	1,091,170
Iron Mountain	24,628	[b,c]	1,288,783
Kimco Realty	52,812	[c]	1,301,816
Mid-America Apartment Communities	9,466	[c]	2,171,879
Prologis	60,840	[c]	10,243,022
Public Storage	12,604	[c]	4,720,954
Realty Income	45,195	[c]	3,235,510

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Real Estate - 2.7% (continued)
Regency Centers	13,123	[c]	988,818
SBA Communications	9,040	[c]	3,516,741
Simon Property Group	27,174	[c]	4,341,590
UDR	21,518	[c]	1,290,865
Ventas	33,713	[c]	1,723,409
Vornado Realty Trust	14,071	[c]	589,012
Welltower	34,075	[c]	2,922,613
Weyerhaeuser	63,899	[c]	2,631,361
			91,949,038
Retailing - 6.8%
Advance Auto Parts	5,625		1,349,325
Amazon.com	35,965	[a]	119,919,538
AutoZone	1,780	[a]	3,731,574
Bath & Body Works	21,095		1,472,220
Best Buy	17,859		1,814,474
CarMax	13,980	[a]	1,820,615
Dollar General	19,531		4,605,996
Dollar Tree	18,952	[a]	2,663,135
eBay	51,236		3,407,194
Etsy	10,515	[a,b]	2,302,154
Genuine Parts	12,092		1,695,298
LKQ	20,737		1,244,842
Lowe's	56,829		14,689,160
O'Reilly Automotive	5,699	[a]	4,024,805
Pool	3,170		1,794,220
Ross Stores	29,511		3,372,517
Target	40,192		9,302,036
The Gap	19,500		344,175
The Home Depot	86,929		36,076,404
The TJX Companies	99,859		7,581,295
Tractor Supply	9,336		2,227,570
Ulta Beauty	4,310	[a]	1,777,185
			227,215,732
Semiconductors & Semiconductor Equipment - 6.3%
Advanced Micro Devices	99,796	[a]	14,360,644
Analog Devices	43,647		7,671,833
Applied Materials	75,048		11,809,553
Broadcom	33,708		22,429,640
Enphase Energy	11,097	[a]	2,030,085
Intel	332,984		17,148,676
KLA	12,635		5,434,440
Lam Research	11,654		8,380,974
Microchip Technology	45,298		3,943,644

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Semiconductors & Semiconductor Equipment - 6.3% (continued)
Micron Technology	92,025		8,572,129
Monolithic Power Systems	3,420		1,687,189
NVIDIA	206,250		60,660,187
NXP Semiconductors	21,928		4,994,760
Qorvo	8,970	[a]	1,402,818
Qualcomm	92,532		16,921,327
Skyworks Solutions	13,497		2,093,925
SolarEdge Technologies	4,302	[a]	1,207,012
Teradyne	13,458		2,200,787
Texas Instruments	75,655		14,258,698
Xilinx	20,459		4,337,922
			211,546,243
Software & Services - 13.9%
Accenture, Cl. A	52,100		21,598,055
Adobe	39,168	[a]	22,210,606
Akamai Technologies	12,613	[a]	1,476,226
Ansys	7,040	[a]	2,823,885
Autodesk	18,204	[a]	5,118,783
Automatic Data Processing	34,770		8,573,587
Broadridge Financial Solutions	9,421		1,722,347
Cadence Design Systems	22,883	[a]	4,264,247
Ceridian HCM Holding	10,800	[a]	1,128,168
Citrix Systems	10,680		1,010,221
Cognizant Technology Solutions, Cl. A	43,433		3,853,376
DXC Technology	21,582	[a]	694,725
EPAM Systems	4,675	[a]	3,125,004
Fidelity National Information Services	51,113		5,578,984
Fiserv	49,297	[a]	5,116,536
FLEETCOR Technologies	6,694	[a]	1,498,385
Fortinet	11,204	[a]	4,026,718
Gartner	7,127	[a]	2,382,699
Global Payments	24,242		3,277,034
International Business Machines	74,216		9,919,711
Intuit	23,224		14,938,141
Jack Henry & Associates	6,240		1,042,018
Mastercard, Cl. A	71,623		25,735,576
Microsoft	619,325		208,291,384
NortonLifeLock	46,686		1,212,902
Oracle	133,146		11,611,663
Paychex	26,458		3,611,517
Paycom Software	3,922	[a]	1,628,375
PayPal Holdings	96,494	[a]	18,196,839

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Software & Services - 13.9% (continued)
PTC	8,297	[a]	1,005,182
salesforce.com	80,581	[a]	20,478,050
ServiceNow	16,373	[a]	10,627,878
Synopsys	12,615	[a]	4,648,627
Tyler Technologies	3,328	[a]	1,790,298
Verisign	7,935	[a]	2,014,062
Visa, Cl. A	137,697	[b]	29,840,317
			466,072,126
Technology Hardware & Equipment - 8.7%
Amphenol, Cl. A	49,454		4,325,247
Apple	1,285,421		228,252,207
Arista Networks	18,816	[a]	2,704,800
CDW	11,710		2,397,974
Cisco Systems	346,373		21,949,657
Corning	63,336		2,357,999
F5	4,598	[a]	1,125,177
Hewlett Packard Enterprise	110,380		1,740,693
HP	94,927		3,575,900
IPG Photonics	3,099	[a]	533,462
Juniper Networks	25,773		920,354
Keysight Technologies	15,193	[a]	3,137,506
Motorola Solutions	13,992		3,801,626
NetApp	18,900		1,738,611
Seagate Technology Holdings	16,500	[b]	1,864,170
TE Connectivity	27,122		4,375,863
Teledyne Technologies	3,779	[a]	1,651,007
Trimble	20,716	[a]	1,806,228
Western Digital	24,726	[a]	1,612,382
Zebra Technologies, Cl. A	4,402	[a]	2,620,070
			292,490,933
Telecommunication Services - 1.2%
AT&T	584,609		14,381,381
Lumen Technologies	79,771		1,001,126
T-Mobile US	48,532	[a]	5,628,741
Verizon Communications	339,887		17,660,529
			38,671,777
Transportation - 1.7%
Alaska Air Group	9,730	[a]	506,933
American Airlines Group	51,934	[a]	932,735
C.H. Robinson Worldwide	11,018		1,185,867
CSX	181,172		6,812,067
Delta Air Lines	54,478	[a]	2,129,000
Expeditors International of Washington	13,838		1,858,305

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Transportation - 1.7% (continued)
FedEx	20,102		5,199,181
J.B. Hunt Transport Services	6,783		1,386,445
Norfolk Southern	20,434		6,083,406
Old Dominion Freight Line	7,744		2,775,295
Southwest Airlines	48,425	[a]	2,074,527
Union Pacific	53,366		13,444,496
United Airlines Holdings	26,794	[a,b]	1,173,041
United Parcel Service, Cl. B	60,012		12,862,972
			58,424,270
Utilities - 2.5%
Alliant Energy	20,078		1,234,195
Ameren	20,336		1,810,107
American Electric Power	41,338		3,677,842
American Water Works	14,961		2,825,534
Atmos Energy	11,178		1,171,119
CenterPoint Energy	48,866		1,363,850
CMS Energy	23,397		1,521,975
Consolidated Edison	28,269		2,411,911
Dominion Energy	66,878		5,253,936
DTE Energy	16,468		1,968,585
Duke Energy	63,670		6,678,983
Edison International	30,125		2,056,031
Entergy	17,174		1,934,651
Evergy	18,429		1,264,414
Eversource Energy	28,119		2,558,267
Exelon	80,858		4,670,358
FirstEnergy	46,018		1,913,889
NextEra Energy	163,341		15,249,516
NiSource	35,072		968,338
NRG Energy	21,813		939,704
Pinnacle West Capital	10,098		712,818
PPL	65,411		1,966,255
Public Service Enterprise Group	41,680		2,781,306
Sempra Energy	25,933		3,430,417
The AES	51,515		1,251,815
The Southern Company	87,604		6,007,882
WEC Energy Group	25,808		2,505,183
Xcel Energy	43,538		2,947,523
			83,076,404
Total Common Stocks (cost $737,375,264)			3,326,570,254

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $13,913,417)	0.07	13,913,417	[d]	13,913,417

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $298,650)	0.07	298,650	[d]	298,650
Total Investments (cost $751,587,331)		100.0%		3,340,782,321
Cash and Receivables (Net)		.0%		712,236
Net Assets		100.0%		3,341,494,557

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2021, the value of the fund’s securities on loan was $38,935,837 and the value of the collateral was $39,942,510, consisting of cash collateral of $298,650 and U.S. Government & Agency securities valued at $39,643,860. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	29.0
Health Care	13.2
Consumer Discretionary	12.5
Financials	10.6
Communication Services	10.1
Industrials	7.7
Consumer Staples	5.9
Real Estate	2.8
Energy	2.7
Materials	2.6
Utilities	2.5
Investment Companies	.4
100.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Description	Value ($) 12/31/2020	Purchases ($)†	Sales ($)	Value ($) 12/31/2021	Dividends/ Distributions ($)
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .4%	25,721,600	406,192,949	(418,001,132)	13,913,417	14,989
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	1,462,673	19,812,748	(20,976,771)	298,650	96,148	††
Total - .4%	27,184,273	426,005,697	(438,977,903)	14,212,067	111,137

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF FUTURES
December 31, 2021

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
Standard & Poor's 500 E-mini	69	3/18/2022	16,129,194	16,416,825	287,631
Gross Unrealized Appreciation				287,631

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $38,935,837)—Note 1(c):
Unaffiliated issuers	737,375,264	3,326,570,254
Affiliated issuers	14,212,067	14,212,067
Dividends and securities lending income receivable		2,007,745
Cash collateral held by broker—Note 4		1,213,087
Receivable for shares of Common Stock subscribed		55,482
Prepaid expenses		8,955
		3,344,067,590
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		708,701
Cash overdraft due to Custodian		41,703
Payable for shares of Common Stock redeemed		1,304,956
Liability for securities on loan—Note 1(c)		298,650
Payable for futures variation margin—Note 4		46,993
Directors’ fees and expenses payable		16,000
Other accrued expenses		156,030
		2,573,033
Net Assets ($)		3,341,494,557
Composition of Net Assets ($):
Paid-in capital		534,620,752
Total distributable earnings (loss)		2,806,873,805
Net Assets ($)		3,341,494,557

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	3,272,702,200	68,792,357
Shares Outstanding	42,058,357	881,996
Net Asset Value Per Share ($)	77.81	78.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income ($):
Income:
Cash dividends (net of $5,878 foreign taxes withheld at source):
Unaffiliated issuers	44,726,905
Affiliated issuers	14,989
Income from securities lending—Note 1(c)	96,148
Total Income	44,838,042
Expenses:
Management fee—Note 3(a)	7,829,228
Distribution fees—Note 3(b)	462,788
Directors’ fees and expenses—Note 3(d)	181,222
Professional fees	103,034
Prospectus and shareholders’ reports	85,154
Loan commitment fees—Note 2	63,953
Chief Compliance Officer fees—Note 3(c)	14,276
Shareholder servicing costs—Note 3(c)	12,487
Interest expense—Note 2	1,265
Miscellaneous	123,946
Total Expenses	8,877,353
Investment Income—Net	35,960,689
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	236,911,672
Net realized gain (loss) on futures	8,018,087
Net Realized Gain (Loss)	244,929,759
Net change in unrealized appreciation (depreciation) on investments	515,196,819
Net change in unrealized appreciation (depreciation) on futures	(161,242)
Net Change in Unrealized Appreciation (Depreciation)	515,035,577
Net Realized and Unrealized Gain (Loss) on Investments	759,965,336
Net Increase in Net Assets Resulting from Operations	795,926,025

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
Operations ($):
Investment income—net	35,960,689	39,743,050
Net realized gain (loss) on investments	244,929,759	142,547,472
Net change in unrealized appreciation (depreciation) on investments	515,035,577	254,958,429
Net Increase (Decrease) in Net Assets Resulting from Operations	795,926,025	437,248,951
Distributions ($):
Distributions to shareholders:
Initial Shares	(165,835,297)	(190,467,079)
Service Shares	(10,649,916)	(13,439,481)
Total Distributions	(176,485,213)	(203,906,560)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	361,901,511	531,679,211
Service Shares	1,664,847	7,861,241
Distributions reinvested:
Initial Shares	165,835,297	190,467,079
Service Shares	10,649,916	13,439,481
Cost of shares redeemed:
Initial Shares	(555,803,244)	(668,391,379)
Service Shares	(176,299,575)	(35,899,939)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(192,051,248)	39,155,694
Total Increase (Decrease) in Net Assets	427,389,564	272,498,085
Net Assets ($):
Beginning of Period	2,914,104,993	2,641,606,908
End of Period	3,341,494,557	2,914,104,993
Capital Share Transactions (Shares):
Initial Shares
Shares sold	5,234,761	9,433,682
Shares issued for distributions reinvested	2,513,684	4,161,926
Shares redeemed	(7,986,642)	(12,123,173)
Net Increase (Decrease) in Shares Outstanding	(238,197)	1,472,435
Service Shares
Shares sold	23,886	154,812
Shares issued for distributions reinvested	162,645	294,503
Shares redeemed	(2,346,881)	(640,318)
Net Increase (Decrease) in Shares Outstanding	(2,160,350)	(191,003)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	64.27	59.95	48.98	53.48	45.86
Investment Operations:
Investment income—net[a]	.80	.88	.96	.89	.85
Net realized and unrealized gain (loss) on investments	16.71	8.01	13.79	(3.27)	8.79
Total from Investment Operations	17.51	8.89	14.75	(2.38)	9.64
Distributions:
Dividends from investment income—net	(.81)	(.90)	(.95)	(.90)	(.85)
Dividends from net realized gain on investments	(3.16)	(3.67)	(2.83)	(1.22)	(1.17)
Total Distributions	(3.97)	(4.57)	(3.78)	(2.12)	(2.02)
Net asset value, end of period	77.81	64.27	59.95	48.98	53.48
Total Return (%)	28.40	18.01	31.18	(4.63)	21.53
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.26	.27	.27	.27	.27
Ratio of net investment income to average net assets	1.14	1.57	1.75	1.65	1.71
Portfolio Turnover Rate	3.62	3.58	2.94	3.69	2.90
Net Assets, end of period ($ x 1,000)	3,272,702	2,718,274	2,447,498	2,089,485	2,344,944

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended December 31,
Service Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	64.37	60.03	49.05	53.54	45.91
Investment Operations:
Investment income—net[a]	.63	.74	.82	.76	.72
Net realized and unrealized gain (loss) on investments	16.75	8.02	13.80	(3.27)	8.81
Total from Investment Operations	17.38	8.76	14.62	(2.51)	9.53
Distributions:
Dividends from investment income—net	(.59)	(.75)	(.81)	(.76)	(.73)
Dividends from net realized gain on investments	(3.16)	(3.67)	(2.83)	(1.22)	(1.17)
Total Distributions	(3.75)	(4.42)	(3.64)	(1.98)	(1.90)
Net asset value, end of period	78.00	64.37	60.03	49.05	53.54
Total Return (%)	28.11	17.71	30.84	(4.85)	21.22
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.52	.52	.52	.52
Ratio of net investment income to average net assets	.89	1.32	1.50	1.40	1.46
Portfolio Turnover Rate	3.62	3.58	2.94	3.69	2.90
Net Assets, end of period ($ x 1,000)	68,792	195,831	194,109	172,424	208,762

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Stock Index Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to match the total return of the S&P 500® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, which serves as the fund’s index manager (the “Index Manager”).

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 400 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial shares (250 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a Shareholder Services Plan fee and Service shares are subject to a Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset

NOTES TO FINANCIAL STATEMENTS (continued)

value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	3,326,570,254	-	-	3,326,570,254
Investment Companies	14,212,067	-	-	14,212,067
Other Financial Instruments:
Futures††	287,631	-	-	287,631

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely

NOTES TO FINANCIAL STATEMENTS (continued)

manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2021, The Bank of New York Mellon earned $13,108 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $6,380,369, undistributed capital gains $235,746,637 and unrealized appreciation $2,564,746,799.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2021 and December 31, 2020 were as follows: ordinary income $35,819,844 and $43,438,887, and long-term capital gains $140,665,369 and $160,467,673, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to

NOTES TO FINANCIAL STATEMENTS (continued)

$135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2021 was approximately $104,384 with a related weighted average annualized rate of 1.21%.

NOTE 3—Management Fee, Index-Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .245% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to an index-management agreement (the “Index Agreement”), the Adviser has agreed to pay the Index Manager a monthly index-management fee at the annual rate of ..095% of the value of the fund’s average daily net assets. Pursuant to the Index Agreement, the Index Manager pays the custodian for its services to the fund.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2021, Service shares were charged $462,788 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares’ shareholder accounts. During the period ended December 31, 2021, Initial shares were charged 8,459 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2021, the fund was charged $3,502 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

During the period ended December 31, 2021, the fund was charged $14,276 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $684,780, Distribution Plan fees of $14,416, Shareholder Services Plan fees of $1,000, Chief Compliance Officer fees of $3,627 and transfer agency fees of $4,878.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended December 31, 2021, amounted to $113,612,367 and $376,876,504, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended December 31, 2021 is discussed below.

NOTES TO FINANCIAL STATEMENTS (continued)

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at December 31, 2021 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2021:

Average Market Value ($)
Equity futures	25,029,278

At December 31, 2021, the cost of investments for federal income tax purposes was $776,035,522; accordingly, accumulated net unrealized appreciation on investments was $2,564,746,799, consisting of $2,610,150,000 gross unrealized appreciation and $45,403,201 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The FitzSimons Litigation: On November 1, 2010, a case now styled, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS) was filed (“the FitzSimons Litigation”). Among other things, the complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On May 23, 2014, the defendants filed a motion to dismiss, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

Effective November 1, 2018, Judge Denise Cote was assigned to the case when Judge Richard Sullivan was elevated to the Second Circuit.

On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants.

In January 2019, various state law claims asserted against certain individual defendants were dismissed.

Between February and early April 2019, plaintiffs and certain defendants attempted to resolve the dispute through mediation, but ultimately decided to await the Second Circuit’s review of its May 29, 2016 decision before attempting to negotiate a settlement.

On April 4, 2019, plaintiff filed a motion to amend the FitzSimons complaint to add a claim for constructive fraudulent transfer from defendants subject to clawback under the Bankruptcy Code. On April 10, 2019, the affected defendants opposed the motion.

On April 23, 2019, Judge Cote denied plaintiff’s motion to amend the complaint to add a new constructive fraudulent transfer claim because such amendment would be futile and would result in substantial prejudice to the shareholder defendants given that the only claim against the shareholder defendants in FitzSimons has been dismissed for over two years, subject to appeal. Judge Cote considered the amendment futile on the ground that constructive fraudulent transfer claims are barred by the safe harbor provision of Section 546(e), which defines “financial institution” to include, in certain circumstances, the customers of traditional financial institutions, including Tribune.

On July 12, 2019, the Trustee filed a notice of appeal to the Second Circuit from the April 23, 2019, decision denying leave to amend the complaint to add constructive fraudulent transfer claims. On July 15, 2019, the Trustee filed a corrected notice of appeal to remedy technical errors with the notice filed on July 12, 2019. Briefing on these matters began in January 2020, and was completed and fully submitted to the Second Circuit by June 2020. Oral argument occurred in August 2020. In December 2020, Second Circuit Judge and panel member Ralph Winter, Jr., passed away. A decision is still expected in 2021, though it is unknown whether a third panel member will be sought to decide the pending appeal, whether additional briefing or oral argument will be requested or required by a third panel

NOTES TO FINANCIAL STATEMENTS (continued)

member, if any, or whether any such request will impact the timing to a final decision.

In April 2021, the United States Supreme Court denied Plaintiffs’ petition for a writ of certiorari to review legal issues raised in cases filed by Tribune creditors beginning in June 2011, arising under state and/or federal law, and alleging that payments made to shareholders in the LBO were “fraudulent conveyances,” which payments should have been returned to the shareholders for their shares (collectively, “the state law cases”). The state law cases had been consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS). The Tribune defendants advised the Second Circuit of the denial of cert in the state law cases, and urged the Second Circuit to affirm denial of the Trustee’s motion for leave to amend in light of the Supreme Court’s decision.

In August 2021, the Second Circuit affirmed the trial court's dismissal of the Trustee's intentional fraudulent conveyance claims against the shareholder defendants, and also affirmed denial of the Trustee’s request for leave to amend the complaint to add federal constructive conveyance claims against the shareholder defendants. In September 2021, the Trustee sought to have its appeal re-heard by some or all of the Second Circuit's judges, which the Second Circuit denied.

The Trustee petitioned the United States Supreme Court for a writ of certiorari in early 2022, in which the Trustee challenged only the Second Circuit’s decision to affirm dismissal of the Trustee’s intentional fraudulent conveyance claims. The writ of certiorari did not challenge the Second Circuit’s decision to affirm the trial court’s denial of the Trustee’s motion to add constructive fraudulent conveyance claims against the shareholder defendants. Having declined to petition for cert. review of that decision, denial of the Trustee’s motion to add constructive fraudulent conveyance claims is now final.

The shareholder defendants believe the Trustee’s cert. petition does not warrant any further response, and have therefore informed the Supreme Court that they are waiving their right to file a response unless and until a response is requested from the Court.

At this stage in the proceedings, management does not believe that a loss is probable and, in any event, is unable to reasonably estimate the possible loss that may result.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Stock Index Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Stock Index Fund, Inc. (the “Fund”), including the statements of investments, investments in affiliated issuers and futures, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 8, 2022

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2021 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns. Also, the fund hereby reports $.0016 per share as a short-term capital gain distribution and $3.1578 per share as a long-term capital gain distribution paid on March 31, 2021.

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (78)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Peggy C. Davis (78)
Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 34

———————

Gina D. France (63)
Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 24

———————

Joan Gulley (74)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 42

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (58)
Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois, Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 74

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since September 2003.

Vice President of the Adviser since September 2020; Director–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since September 2003.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2003.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 117 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 49 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Stock Index Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Index Manager

Mellon Investments Corporation

BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0763AR1221

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Gina D. France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ms. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,853 in 2020 and $34,853 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,485 in 2020 and $7,080 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,104 in 2020 and $4,763 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $2,737 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $80 in 2021. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,264,899 in 2020 and $3,095,435 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Stock Index Fund, Inc.

By: /s/ David DiPetrillo
        David DiPetrillo

        President (Principal Executive Officer)

Date: February 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: February 7, 2022

By: /s/ James Windels

        James Windels
        Treasurer (Principal Financial Officer)

Date: February 7, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)